Subsequent events	12 Months Ended
Dec. 31, 2012
Subsequent events
Subsequent events

27    Subsequent events

Sales of Gold by-product

          At February 5, 2013, Vale informed that it has entered into an agreement with Silver Wheaton Corp. ("SLW"), to sell 25% of the payable gold by-product stream from the Salobo copper mine for the life of the mine and 70% of the payable gold by-product stream from its Sudbury nickel mines—Coleman, Copper Cliff, Creighton, Garson, Stobie, Totten and Victor—for 20 years.

          Vale will receive an initial cash payment of US$ 1.9 billion plus ten million warrants of SLW with a strike price of US$ 65 and a 10-year term, valued at US$ 100. US$ 1.33 billion will be paid for 25% of the gold by-product stream from Salobo while US$ 570 plus ten million SLW warrants will be paid for 70% of the Sudbury gold by-product stream.

          In addition, Vale will also receive future cash payments for each ounce (oz) of gold delivered to SLW under the agreement, equal to the lesser of US$ 400 per oz (plus a 1% annual inflation adjustment from 2016 in the case of Salobo) and the prevailing market price. Vale may also receive an additional cash payment contingent on its decision to expand the capacity to process Salobo copper ores to more than 28 Mtpy before 2031. The additional amount would range from US$ 67 to US$ 400 depending on timing and size of the expansion.

          There is no firm commitment from Vale to quantities of gold delivered—SLW is entitled not to specific volumes but to a percentage of the gold by-product stream from Salobo and Sudbury. Company will be subject to gold price risk for the SLW?s deliveries only if the price of gold drops below the US$ 400/oz trailing payment.